UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 1, 2019

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 300

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value	EXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on December 7, 2018, Extra Space Storage LP (the “Operating Partnership”), the operating partnership subsidiary of Extra Space Storage Inc. (the “Company”), entered into an amended and restated credit agreement (the “Original Credit Agreement”) with (i) certain lenders named therein, (ii) U.S. Bank National Association, as administrative agent, (iii) the following co-syndication agents: Wells Fargo Bank, National Association, and Bank of America, N.A., solely with respect to the Revolving Credit Facility and the Tranche 1 Term Loan Facility (each as defined below), and PNC Bank, National Association, solely with respect to the Tranche 2 Term Loan Facility (as defined below), (iv) the following co-documentation agents: TD Bank, PNC Bank, National Association, JPMorgan Chase Bank, N.A., BMO Harris Bank N.A., Bank of the West, Citibank, N.A., Compass Bank and Regions Bank, solely with respect to the Revolving Credit Facility and the Tranche 1 Term Loan Facility, and (v) the following joint lead arrangers and joint book runners: U.S. Bank National Association, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, solely with respect to the Revolving Credit Facility and the Tranche 1 Term Loan Facility, and PNC Capital Markets LLC, solely with respect to the Tranche 2 Term Loan Facility. The Company joined in the Original Credit Agreement for certain limited purposes as set forth therein.

On July 1, 2019, the Operating Partnership entered into Amendment No. 1 to Amended and Restated Credit Agreement (“Amendment No. 1” and, together with the Original Credit Agreement, the “Credit Agreement”) with (i) certain lenders named therein and (ii) U.S. Bank National Association, as administrative agent, whereby the Operating Partnership exercised an accordion option under the Original Credit Agreement to increase the amount of the commitments available thereunder by an additional $500.0 million.

The Credit Agreement, as amended, provides for aggregate borrowings of up to $1.85 billion, consisting of a senior unsecured revolving credit facility of $650.0 million, due January 31, 2023 (the “Revolving Credit Facility”), a senior unsecured term loan of up to $480.0 million, due January 31, 2024 (the “Tranche 1 Term Loan Facility”), a senior unsecured term loan of up to $220.0 million, due October 13, 2023 (the “Tranche 2 Term Loan Facility”), an unsecured term loan of $245.0 million, due January 30, 2025 (the “Tranche 3 Term Loan Facility”) and a senior unsecured term loan of $255.0 million, due June 29, 2026 (the “Tranche 4 Term Loan Facility” and, together with the Revolving Credit Facility, the Tranche 1 Term Loan Facility, the Tranche 2 Term Loan Facility and the Tranche 3 Term Loan Facility, the “Credit Facility”). On July 1, 2019, the Tranche 3 Term Loan Facility and the Tranche 4 Term Loan Facility were both fully funded to the Operating Partnership. The Operating Partnership may increase the amount of the commitments under the Credit Facility up to an aggregate of $2.0 billion, and extend the term of the Revolving Credit Facility for up to two additional periods of six months each, after satisfying certain conditions.

Amounts outstanding under the Credit Agreement will bear interest at floating rates, at the Operating Partnership’s option, equal to either (i) LIBOR plus the applicable Eurodollar rate margin or (ii) the applicable base rate which is the applicable margin plus the highest of (a) 0.00%, (b) the federal funds rate plus 0.50%, (c) U.S. Bank’s prime rate or (d) the Eurodollar rate plus 1.00%. The applicable Eurodollar rate margin will range from 1.050% to 2.200% per annum and the applicable base rate margin will range from 0.050% to 1.200% per annum, in each case depending on the Company’s Consolidated Leverage Ratio, as defined in the Credit Agreement, and the type of loan. If the Operating Partnership obtains a specified investment grade rating from two or more specified credit rating agencies, and elects to use the alternative rates based on the Operating Partnership’s debt rating, the applicable Eurodollar rate margin will range from 0.750% to 2.250% per annum and the applicable base rate margin will range from 0.00% to 1.250% per annum, in each case depending on the rating achieved and the type of loan.

The Operating Partnership may voluntarily prepay loans under the Credit Agreement in whole or in part at any time, subject to certain notice requirements and, with respect to the Tranche 4 Term Loan Facility, certain prepayment penalties. All other material terms of the Credit Agreement remain the same and govern the Tranche 3 Term Loan Facility and the Tranche 4 Term Loan Facility, as applicable.

An affiliate of Wells Fargo Securities, LLC is a lender under the Operating Partnership’s outstanding secured line of credit. In addition, Wells Fargo Securities, LLC and affiliates of Bank of America, N.A., Bank of the West, BMO Harris Bank, N.A., Branch Banking and Trust Company, JPMorgan Chase Bank, N.A., Regions Bank, PNC Bank, National Association and TD Bank act as sales agents in connection with certain equity distribution agreements pursuant to which the Company may sell shares of its common stock from time to time.

The foregoing summary of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 10, 2018, and to the full text of Amendment No. 1, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit
Number	Description of Exhibit
10.1	Amendment No. 1, dated as of July 1, 2019, to the Amended and Restated Credit Agreement, dated as of December 7, 2018, by and among Extra Space Storage Inc., Extra Space Storage LP, U.S. Bank National Association, as administrative agent, certain other financial institutions acting as syndication agents, documentation agents and lead arrangers and book runners, and certain lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2019	EXTRA SPACE STORAGE INC.

	By	/s/ Gwyn McNeal
Name: Gwyn McNeal
Title: Executive Vice President and Chief Legal Officer